UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2010

VALENCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20028	77-0214673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12303 Technology Boulevard,
Suite 950
Austin, Texas  78727
(Address of principal executive
offices)

(512) 527-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02          Unregistered Sale of Equity Securities.

On December 3, 2010, Berg & Berg Enterprises, LLC (“Berg & Berg”) purchased 3,759,789 shares of Valence Technology, Inc. (the “Company”) common stock at a price per share of $1.20, the closing bid price of the Company’s common stock on December 2, 2010. The aggregate purchase price for the shares was $4,511,746.58. Payment of the purchase price consisted of $2,000,000.00 in cash and surrender of the promissory note issued on October 15, 2010 to Berg and Berg, under which $2,500,000.00 in principal and $11,746.58 in accrued interest was outstanding. This summary of the terms of the sale of shares to Berg & Berg is qualified by the text of that certain Letter Agreement dated December 3, 2010 between the Company and Berg & Berg, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

The shares were issued in a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.  Under Rule 144 of the Securities Act, these shares are restricted from being traded by Berg & Berg for a period of six months from the date of issuance, unless registered, and thereafter may be traded only in compliance with the volume restrictions imposed by this rule and other applicable restrictions.

On Oct 26, 2010, the Company’s Board of Directors authorized the Company to engage in financing transactions (including either loans or the sale of shares) with Berg & Berg, Carl E. Berg, or their affiliates from time to time in an aggregate amount of up to $10,000,000, if, and when needed by the Company, and as may be mutually agreed.  The $2,000,000 share purchase mentioned above was made pursuant to this authorization and following such transaction, $8,000,000 remains available under this authorization.  The October 15, 2010 promissory note was made pursuant to an authorization on July 27, 2010 by the Company’s Board of Directors to engage in financing transactions (including either loans or the sale of shares) with Berg & Berg, Carl E. Berg, or their affiliates from time to time in an aggregate amount of up to $10,000,000, if, and when needed by the Company, and as mutually agreed. The October 15, 2010 promissory note issued to Berg & Berg for $2,500,000 utilized the final amount available under this authorization.

The managing member of Berg & Berg is Carl E. Berg, who is the Chairman of the Company’s Board of Directors and the principal stockholder of the Company.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 10.1	Letter Agreement, dated as of December 3, 2010, between Valence Technology, Inc. and Berg & Berg regarding the purchase of 3,759,789 shares of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Dated: December 3, 2010	By:	/s/ Ross A. Goolsby
Ross A. Goolsby
Chief Financial Officer

EXHIBIT INDEX

Exhibit 10.1	Letter Agreement, dated as of December 3, 2010, between Valence Technology, Inc. and Berg & Berg regarding the purchase of 3,759,789 shares of common stock.